Taxation Paid	12 Months Ended
Dec. 31, 2022
Income taxes paid (refund) [abstract]
Taxation paid	TAXATION PAID

	United States Dollar
Figures in millions unless otherwise stated	2022	2021	2020

Amount owing at beginning of the year	(115.9)	(121.3)	(24.8)
SA and foreign current taxation recognised in profit or loss	(475.1)	(424.4)	(366.5)
SA and foreign current taxation recognised in OCI	—	—	—
Amount (receivable)/payable at end of the year[1]	(22.4)	115.9	121.3
Translation	1.7	(19.0)	(8.7)
Total taxation paid	(611.7)	(448.8)	(278.7)
[1]    Amount receivable at 31 December 2022 amounting to US$22.4 million comprises tax receivable of US$76.0 million, partially offset by tax payable of US$53.6 million. The tax receivable of US$76.0 million mainly relates to the CAD100.3 million withholding tax paid to the Canadian Tax Authority on the Yamana break fee. Gold Fields will recover the withholding tax from the Canadian Tax Authority in 2023.